EXHIBIT 99.2

                        NOTICE OF GUARANTEED DELIVERY FOR
                       MRS. FIELDS' ORIGINAL COOKIES, INC.

     This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Mrs. Fields' Original Cookies, Inc. ("Mrs. Fields," the "Company" or the "Issuer) made pursuant to the Prospectus, dated March __, 1998 (the "Prospectus"), if certificates for the outstanding 10 1/8% Series A Senior Notes due 2004 of the Issuer (the "Old Senior Notes") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Bank of New York, as exchange agent (the "Exchange Agent") prior to midnight, New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to the Exchange Agent as set forth below. Capitalized terms not defined herein are defined in the Prospectus.

                Delivery To: The Bank of New York, Exchange Agent

                 By Mail or Hand Delivery or Overnight Courier:
                              The Bank of New York
                               101 Barclay Street
                            New York, New York 10286

                           By Facsimile Transmission:
                        (for Eligible Institutions Only)

                                 (212) 815-6339

                              Confirm by Telephone:

                                 (212) 815-2742

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS INSTRUMENT VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

     Upon the terms and conditions set forth in the Prospectus, the undersigned hereby tenders to the Issuer the principal amount of Old Senior Notes set forth below pursuant to the guaranteed delivery procedure described in "The Exchange OfferCGuaranteed Delivery Procedures" section of the Prospectus.

Principal Amount of Old Senior Notes
     Tendered:*



$_______________________________
Certificate Nos. (if available):
                             If  Old   Senior   Notes  will  be   delivered   by
                             book-entry   transfer  to  The   Depository   Trust
                             Company, provide account number.

Total Principal Amount Represented by
     Old Senior Notes Certificate(s):
                                      Account Number _________________________
$____________________________________


________________________________________________________________________________
     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.
________________________________________________________________________________

*Must be in denominations of principal amount of $1,000 and any integral multiple thereof.

                                PLEASE SIGN HERE

X ___________________________________             __________

X ___________________________________             __________
     Signature(s) of Owner(s)                        Date
     or Authorized Signatory

     Area Code and Telephone Number: _______________________

     Must be signed by the holder(s) of Old Senior Notes as their name(s) appear(s) on certificates for Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                      Please print name(s) and address(es)

Name(s):     ___________________________________________________________________
             ___________________________________________________________________
             ___________________________________________________________________
Capacity:    ___________________________________________________________________
Address(es): ___________________________________________________________________
             ___________________________________________________________________
             ___________________________________________________________________

                                    GUARANTEE
                    (Not to be used for signature guarantee)


     The undersigned, an Eligible Institution ((including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program), hereby guarantees that the certificates for all physically tendered Old Senior Notes, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof or Agent's Message in lieu thereof) with any required signature guarantees and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, within five New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery..

                                                ________________________________
   Name of Firm                                        Authorized Signature
                                                ________________________________
     Address                                                  Title
                                                Name: __________________________
                             Zip Code                  (Please Type or Print)
Area Code and Tel. No._______________           Dated:__________________________

NOTE: DO NOT SEND CERTIFICATES FOR OLD SENIOR NOTES WITH THIS FORM. CERTIFICATES FOR OLD SENIOR NOTES SHOULD BE SENT ONLY WITH A COPY OF YOUR PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.